UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2019

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15345 Barranca Parkway, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BOOT	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Boot Barn Holdings, Inc. (the “Company”) was held on August 28, 2019. At the annual meeting, the Company’s stockholders voted on four proposals and cast their votes as follows:

Proposal 1: Election of Directors

The stockholders elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non-Vote
Greg Bettinelli	23,342,841	578,789	1,108,758
James G. Conroy	23,384,292	537,338	1,108,758
Lisa G. Laube	23,381,863	539,767	1,108,758
Anne MacDonald	23,342,222	579,408	1,108,758
Brenda I. Morris	23,374,843	546,787	1,108,758
Peter Starrett	23,209,299	712,331	1,108,758
Brad Weston	23,204,448	717,182	1,108,758

Proposal 2: Say-on-Pay

The stockholders voted, on an advisory basis, to approve the fiscal 2019 compensation paid to the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
23,211,033	616,927	93,670	1,108,758

Proposal 3: Frequency of Future Say-On-Pay Votes

The stockholders voted, on an advisory basis, to approve the frequency of future say-on-pay votes. The results of the vote taken were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
22,545,762	3,033	1,259,733	113,102	1,108,758

In light of the foregoing results of the advisory vote of the frequency of future “say-on-pay” votes, the Company has determined to hold future say-on-pay votes on an annual basis at least until the next required vote on the frequency thereof.

Proposal 4: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending March 28, 2020. The results of the vote taken were as follows.

For	Against	Abstain	Broker Non-Vote
24,639,095	300,226	91,067	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

Date: August 29, 2019	By:	/s/ Gregory V. Hackman
Name: Gregory V. Hackman
Title: Chief Financial Officer